UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

DynCorp International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-127343	52-2287126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8445 Freeport Parkway, Suite 400, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 302-1460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 30, 2005, DynCorp International LLC’s (the “Registrant”) parent DynCorp International Inc. filed an amendment to a registration statement on Form S-1 (File No. 333-128637) with the Securities and Exchange Commission, which included DynCorp International Inc.’s results of operations for the second quarter ended September 30, 2005. The Registrant intends to file its quarterly report on Form 10-Q for the second quarter ended September 30, 2005 on or before December 23, 2005. The Registrant’s results of operations for the second quarter ended September 30, 2005, are furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibit

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Unaudited results of operations for the six months ended September 30, 2005 and the six months ended October 1, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International LLC

Date: November 30, 2005	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

3